UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 7, 2007

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K, is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 15, 2007, Triple Net Properties, LLC, or our Manager, executed an Assignment of Contract in connection with a Contract of Sale, as amended, for the purchase of Four Resource Square, located in Mecklenburg, North Carolina, or the Property, where our Manager assigned its interest as buyer to NNN VF Four Resource Square, LLC, our wholly-owned subsidiary, for a purchase price of $23,200,000. On March 7, 2007, we completed the purchase of the Property, for a purchase price of $23,200,000. An acquisition fee of $464,000, or 2% of the purchase price, was paid to Triple Net Properties Realty, Inc., an affiliate of our Manager. A mortgage broker fee of $115,000 was paid to LJ Melody & Co., an unrelated third party.

We primarily financed the purchase price of the Property through a secured loan with RAIT Partnership, L.P., or the Lender, as evidenced by a promissory note, in the principal amount of $23,000,000.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 7, 2007, we, through NNN VF Four Resource Square, LLC, entered into a secured loan with the Lender, evidenced by a promissory note, or the Promissory Note, in the principal amount of $23,000,000, or the Loan. The Promissory Note is secured by a Loan and Security Agreement and Deed of Trust, Security Agreement and Fixture Filing on the Property. The Loan matures on March 7, 2010, which we may be extended for up to 12 months with prior written notice to Lender and our payment of a fee paid to the Lender, equal to 0.50% of the Loan. In general, the Loan will accrue interest at an interest rate equal to the greater of (i) 7.25% per annum, or (ii) the percent per annum equal to the LIBOR rate plus 230 basis points, or the Interest Rate. Interest payments will begin on the first day of each month beginning in May 2007. We will make payments in arrears to Lender in accordance with the Loan and Security Agreement. Additionally, we will pay additional interest to Lender in the amount equal to 1.50% of the Loan on March 7, 2007.

The Promissory Note provides for a default interest rate of 5.00% per annum higher than the Interest Rate and late charges, after a five day grace period, in the amount equal to the lesser of (a) 5.00% of the unpaid sum or (b) the maximum amount permitted by applicable law. The loan documents contain customary representations, warranties, covenants and indemnities as well as provisions for reserves and impounds.

The material terms of the Loan are qualified in their entirety by the terms of the Deed of Trust, Security Agreement and Fixture Filing, Loan and Security Agreement, Promissory Note, and related loan documents, attached hereto as Exhibits 10.4 to 10.11 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On March 13, 2007, we issued a press release announcing the acquisition of Four Resource Square. A copy of the press release, which is hereby incorporated into this filling in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1* Contract of Sale, dated January 9, 2007, by and between G&I III Resource Square LLC, and Triple Net Properties, LLC (included as Exhibit 10.1 to the Form 8-K filed on February 22, 2007 and incorporated herein by reference).

10.2* Assignment of Contract dated February 15, 2007, by and between Triple Net Properties, LLC, and NNN VF Four Resource Square, LLC (included as Exhibit 10.2 to the Form 8-K filed on February 22, 2007 and incorporated herein by reference).

10.3* First Amendment to Contract of Sale, dated February 20, 2007, by and between G&I III Resource Square LLC, and Triple Net Properties, LLC (included as Exhibit 10.3 to the Form 8-K filed on February 22, 2007 and incorporated herein by reference).

10.4 Deed of Trust, Security Agreement and Fixture Filing by and between NNN VF Four Resource Square, LLC and RAIT Partnership, L.P., dated March 7, 2007.

10.5 Loan and Security Agreement by and between NNN VF Four Resource Square, LLC and RAIT Partnership, L.P., dated March 7, 2007.

10.6 Promissory Note by and between NNN VF Four Resource Square, LLC and RAIT Partnership, L.P., dated March 7, 2007.

10.7 Pledge and Security Agreement by and between NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated March 7, 2007.

10.8 Guaranty of Non-Recourse Carveouts by and between NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated March 7, 2007.

10.9 Environmental Indemnity Agreement by and between NNN VF Four Resource Square, LLC, NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated March 7, 2007.

10.11 Assignment of Licenses, Permits, Approvals and Miscellaneous Contracts by and between NNN VF Four Resource Square, LLC and RAIT Partnership, L.P., dated March 7, 2007.

99.1 Press Release dated March 13, 2007.
________
* Previously Filed

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

March 13, 2007	By:	/s/ Richard T. Hutton, Jr

Name: Richard T. Hutton, Jr
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.4	Deed of Trust, Security Agreement and Fixture Filing by and between NNN VF Four Resource Square, LLC and RAIT Partnership, L.P., dated March 7, 2007.
10.5	Loan and Security Agreement by and between NNN VF Four Resource Square, LLC and RAIT Partnership, L.P., dated March 7, 2007.
10.6	Promissory Note by and between NNN VF Four Resource Square, LLC and RAIT Partnership, L.P., dated March 7, 2007.
10.7	Pledge and Security Agreement by and between NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated March 7, 2007.
10.8	Guaranty of Non-Recourse Carveouts by and between NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated March 7, 2007.
10.9	Environmental Indemnity Agreement by and between NNN VF Four Resource Square, LLC, NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated March 7, 2007.
10.10	Assignment of Licenses, Permits, Approvals and Miscellaneous Contracts by and between NNN VF Four Resource Square, LLC and RAIT Partnership, L.P., dated March 7, 2007.
99.1	Press Release dated March 13, 2007.